UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 12, 2023

LAZYDAYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2023, Lazydays Holdings, Inc. (the “Company”), Park West Investors Master Fund, Limited (“PWIMF”) and Park West Partners International, Limited (“PWPI,” and together with PWIMF, “Park West”) entered into a Waiver Agreement whereby Park West waived a portion of its anti-dilution rights under the pre-funded common stock purchase warrants of the Company (the “Warrants Waiver”).

Additionally, on September 12, 2023, the Company, Coliseum Capital Partners, L.P. (“CCP”), Blackwell Partners LLC – Series A (“Blackwell,” and together with CCP, “Coliseum”) and Park West entered into a Waiver Agreement, whereby Coliseum and Park West waived their anti-dilution rights under the Series A Preferred Stock of the Company (the “Series A Preferred Stock Waiver” and together with the Warrants Waiver” the “Waivers”). As of August 28, 2023, Coliseum and Park West own approximately 56.1% and 7.0%, respectively, of the Company.

The foregoing description is qualified in its entirety by reference to the Waivers, a copy of which are attached as Exhibits 10.1 and 10.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD.

On September 12, 2023, Lazydays Holdings, Inc. issued a press release announcing the filing of the registration statement on Form S-1, relating to its proposed rights offering to stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Waiver Agreement, dated September 12, 2023, by and between the Company and Park West.
10.2	Waiver Agreement, dated September 12, 2023, by and among the Company, Coliseum and Park West.
99.1	Press Release, dated September 12, 2023, announcing Lazydays’ plans for rights offering to stockholders.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

Date: September 12, 2023	By	/s/ Kelly Porter
Kelly Porter Chief Financial Officer